Amendment No. 3

to the

Syntroleum Corporation Secured Promissory Note

Dated May 8, 2002

THIS AMENDMENT NO. 3 (the “Amendment”) is entered into and made effective on the 10th day of May 2006 (the “Effective Date”), by and between MARATHON OIL COMPANY, an Ohio Corporation (“Marathon” or “Lender”), and SYNTROLEUM CORPORATION, a Delaware Corporation (“Syntroleum” or “Borrower”).

WHEREAS, Lender and Borrower are parties to a Syntroleum Corporation Secured Promissory Note entered into as of the 8th day of May 2002, pursuant to which Lender agreed to lend to Borrower up to nineteen million dollars (US$ 19,000,000.00) upon the terms and conditions contained therein; and

WHEREAS, Lender and Borrower amended the Syntroleum Corporation Secured Promissory Note by the Amendment No. 1 entered into and made effective as of the 9th day of June 2004, pursuant to which Lender and Borrower agreed to amend and modify the Note upon the terms and conditions contained therein; and

WHEREAS, Lender and Borrower amended the Syntroleum Corporation Secured Promissory Note by the Amendment No. 2 entered into and made effective as of as of the 4th day of March 2005, pursuant to which Lender and Borrower agreed to amend and modify the Note upon the terms and conditions contained therein; and

WHEREAS, Lender and Borrower desire to further amend certain terms and conditions of the Note as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

Section 1. Merger of Note and Prior Amendments. For the purposes of this Amendment, the Syntroleum Secured Promissory Note entered into and made effective as of the 8th day of May 2002, the Amendment No. 1 entered into and made effective as of the 9th day of June 2004 and the Amendment No. 2 entered into and made effective as of the 4th day of March 2005 shall collectively be referred to henceforth as the “Note,” subject to the conditions, covenants and modifications thereof.

Section 2. Definitions. For the purposes of this Amendment, terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Note.

Section 3. Amendment to Section 1(k). The definition of Maturity Date set forth in Section 1(k) in the Note is hereby deleted in its entirety and is hereby replaced with the following: “Maturity Date means December 15, 2006.”

Section 4. Amendment to Section 4(d). The second sentence of the last paragraph of Section 4(d) in the Note is hereby deleted and is hereby replaced with the following:

“In the event that Lender has not notified Borrower of its election under this Section 4(d)(ii) within twenty (20) business days after the Maturity Date, Lender shall be deemed to have elected payment in the form specified in Section 4(d)(ii)(x).”

Section 5. Effective Date. This Amendment shall become effective immediately upon the Effective Date as stated herein the first paragraph of this Amendment.

Amendment No. 3

to the

Syntroleum Corporation Secured Promissory Note

Dated May 8, 2002

Section 6. Instrument Pursuant to Note. This Amendment is executed pursuant to the Note, and this Amendment shall, unless otherwise expressly indicated herein, be construed, administered and applied in accordance with all of the terms and provisions thereof. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Note shall remain in full force and effect in accordance with the provisions thereof as in existence on the date of this Amendment. The Amendment set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, modification of, or consent to any other term or provision of the Note, or, except as contemplated herein, of any term or provision of any other document contemplated thereby. After the Effective Date, any reference to the Note shall mean the Syntroleum Corporation Secured Promissory Note entered into and made effective as of the 8th day of May 2002, the Amendment No. 1 entered into and made effective as of the 9th day of June 2004, the Amendment No. 2 entered into and made effective as of the 4th day of March 2005 and as further amended by this Amendment.

Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 8. Amendments. No waiver, amendment or other modification of any of the terms or provisions of this Amendment shall be effective without the written consent of each party hereto.

Section 9. Headings. All of the headings in this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of Oklahoma, without regard to the conflict of law provisions thereof.

Section 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

In witness whereof, the parties hereto have executed this Amendment by acting through their respective officers, executives or agents thereunto authorized.

Syntroleum Corporation	Marathon Oil Company
By: /s/Greg G. Jenkins	By: /s/ Paul C. Reinbolt
Name: Greg G. Jenkins	Name: Paul C. Reinbolt
Title: Executive Vice President & CFO	Title: Vice President and Treasurer

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